USA RARE EARTH STRATEGIC INVESTMENT IN CARESTER Apri l 9, 2026 Exhibit 99.2

2© 2025 USA Rare Earth. All rights reserved. DISCLAIMER Forward Looking Statements Certain statements made in this Presentation are or contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These statements, which involve risks and uncertainties include statements relating to the transaction with Carester and its expected benefits; the duration and terms of supply and offtake agreements; development and expansion of processing and separation facilities; development and expansion of processing and separation facilities; third-party funding commitments; long-term customer contracts; and projected operating results and performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “strive”, “target”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward- looking. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations. These risks and uncertainties include, but are not limited to: (1) the risk that the closing of the transactions with Carester will not occur at the times expected, or at all; (2) risks related to the development and expansion of processing and separation facilities; (3) the risk that the Company will not be able to execute its business plan; (4) the timing of commissioning, commercialization and expansion of the Company’s manufacturing facilities, and the timing and amount of future production from each component of the Company’s value chain; (5) the development of the Round Top project, which may not result into producing mines, may be delayed, or may not result in the commercial extraction of minerals; (6) uncertainty in any mineral estimates, uncertainty in any geological, metallurgical, and geotechnical studies and opinions; (7) litigation related to the Company’s expected and recent transactions; (8) adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of proposed transactions; (9) the significant long-term and inherently risky investments that the Company is making in mining and manufacturing facilities may not realize a favorable return; (10) the benefits from any of the transactions that the Company has completed or is pursuing may not be fully realized or may take longer to realize than expected; (11) the Company’s ability to build and/or maintain relationships with customers and suppliers; (12) the Company’s ability to grow and manage growth properly; (13) the Company’s ability to attract and retain management and key employees; (14) competition in the feedstock, metal making and magnet manufacturing industries; (15) the costs of production, capital expenditures and requirements for additional capital, including the need to raise additional capital to implement the Company’s strategic plans; (16) the overall supply and demand for rare earth minerals; and (17) the timing of future cash flow provided by operating activities, if any. Detailed information regarding factors that may cause actual results to differ materially has been and will be included in the Company’s periodic filings with the SEC, including the Company’s Form 10-K that the Company filed with the SEC on March 30, 2026 and the Company’s latest Quarterly Reports on Form 10-Q filed with the SEC. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. Any forward-looking statements contained in this Presentation speak only as of their date, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances occurring after their date or to reflect the occurrence of unanticipated events. Management's Estimates Certain information contained in this Presentation, including production capacity estimates and facility development timelines, relate to or is based on a number of internal and third-party estimates and resources, including, without limitation, third party reports and the experience of the Company’s management team across the industries. While the Company believes its assumptions and estimates are reasonable, these assumptions and estimates may not be correct and the conditions supporting such assumptions or estimates may change at any time, thereby reducing the predictive accuracy of these underlying factors. You should conduct your own investigation and analysis of the Company, its business, prospects, results of operations and financial condition. In furnishing this information, the Company and its affiliates, representatives and advisors do not undertake any obligation to provide you with access to any additional information or to update or correct the information. Use of Projections; Capacity and Production Targets Certain information and conclusions set forth in this Presentation are based on projections. Actual results may differ materially from those indicated in the forward-looking statements because the realization of those results is subject to many uncertainties, including economic conditions, the impact on the Company’s business of the regulatory environment and other factors, some of which are described more fully in the Company’s most recent Annual Report on Form 10-K and other filings with the SEC. Investors should be aware that projections are subject to many risks and uncertainties and may be materially different from actual results. Each investor must conduct and rely on its own evaluation, including of the associated risks, in making an investment decision. This Presentation contains projected capacity and production information with respect to the Company and Carester. Such projected capacity and production information constitutes forward-looking statements and is for illustrative purposes only, and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying the Company’s projected capacity and production are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company’s control, and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective capacity and production information. Actual results may differ materially from the results contemplated by the projected capacity and production information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Further, these capacity and production measures have not been independently verified by the Company or any third-party and should be considered estimates by recipients of this Presentation. As a result, recipients of this Presentation are heavily cautioned not to place undue reliance on the Company’s estimates of the target capacity or production measures. Industry and Market Data Certain information contained in the Presentation relates to or is based on studies, publications, statistics and surveys from third-party sources, and on the Company’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. While the Company believes that the third-party sources and its internal research are reliable, such sources and research have not been verified by any independent source. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such industry and market data.

INVESTMENT SECURES STRATEGIC CAPABILITIES, ACCELERATES STRATEGIC VISION*

USA | Rare Earth

WHY CARESTER

- One-of-a-kind: leading heavy rare earth and recycled magnet intellectual property
- Historic relationship between LCM and Carester founders highlights deep commercial and technical alignment
- Co-investment with InfraVia and French Government provides further support to USAR efforts in Europe
- Proven platform with government and industrial validation across allied nations (France, Japan, UK, Australia, US)
- Additional circular economy capability: long-loop recycling of end-of-life magnets and production swarf

VALUE TO USAR & LCM

- Will provide key supply of rare earth oxides — including Dy and Tb heavy rare earths — to USAR/LCM's French Project in Lacq
- French Government support for LCM's Lacq metal-making facility and future French sites
- 15-year supply agreement for excess concentrate processing; 15-year offtake of resulting oxides
- Technology and Services Framework will augment engineering support, collaboration, and technology licensing
- Expands capabilities and intellectual capacity of USAR's Global Value Chain

© 2026 USA Rare Earth. All rights reserved.

***The closing of the contemplated transaction is subject to customary conditions including confirmatory due diligence, conditions as well as the negotiation and execution of definitive documentation.**

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TRANSACTION DETAILS

INVESTMENT

- USAR will hold a 12.5% stake in Carester
- Investing alongside InfraVia, the French Critical Minerals Infrastructure Fund seeded by the French Government, which will also hold a 12.5% stake
- Carester previously secured €216 million in backing from the French Government and strategic partners including Japan French Rare Earths (entity backed by the Japanese Government)

SUPPLY & OFFTAKE

- 15-year supply: excess concentrate from Round Top or other USAR sources to Caremag
- 15-year offtake: USAR takes oxides produced from its contributed concentrate

TECHNOLOGY & GOVERNANCE

- Master framework for engineering support, collaboration, and IP licensing



Lyon
Headquarters
Villeurbanne
Laboratories
Vénissieux
Dismantling center
Lyon
Lacq
Caremag plant

© 2026 USA Rare Earth. All rights reserved.
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CARESTER COMPANY OVERVIEW

USA | Rare Earth

COMPANY PROFILE

- One of the leading heavy rare earth IP consulting and processing technology companies in Europe
- Founded 2019 by Frédéric Carencotte, 20-year Rhodia/Solvay rare earth veteran in France and China
- Long-term historic relationship between the founders of LCM and Carester underpins commercial alignment
- 41 employees with 250+ years combined RE industrial/scientific experience
- Proprietary Parex+ simulation software; 4 patented innovations in separation, recycling, and boron removal
- Customer contracts across France, UK, USA, Canada, Australia, India, and Brazil

CAREMAG FACILITY — LACQ, SOUTH OF FRANCE

800	500	100
tpa	tpa	tpa
NdPr Oxide	**Dy Oxide**	**Tb Oxide**

- **7,000 tpa total capacity: 2,000 tpa end-of-life magnets + 5,000 tpa mining concentrates**
- ~15% of current world production of heavy rare earth oxides
- €216mm in French Government and strategic partner funding secured
- **Provides key supply of oxides to USAR/LCM's French Project in Lacq**
- Operations commence Q3 2026; run rate Q1 2027

© 2026 USA Rare Earth. All rights reserved.
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CARESTER PRODUCTION CAPABILITIES

Carester is targeting the capability to process 7000tpa of mined and recycled feedstock



Mining companies

5000t/y
mineral concentrates capacity



End of Life magnets
& SWARFS

2000t/y
permanent magnets capacity

65
NdPr
Didyme

60
Nd
Neodymium
144.24

800t/y
NdPr oxide production

66
Dy
Dysprosium
162,50

500t/y
Dy oxide production

65
Tb
Terbium
158,93

100t/y
Tb oxide production



15%
of the current world production

Source: Company information

© 2026 USA Rare Earth. All rights reserved.
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CARESTER FURTHER BOLSTERS USAR'S EXISTING VALUE CHAIN

USA | Rare Earth

Upstream | **Midstream** | **Downstream**

USA | Rare Earth

USA | Rare Earth — CARESTER — Minority Investment

LCM less common metals

USA | Rare Earth

Deposit
Round Top, TX

Processing & Separation[1]
Wheat Ridge, CO
Lacq, France

Metal Making & Strip Casting
Cheshire, U.K.
Lacq, France

Magnets
Stillwater, OK

Technical Development

- Believed to be one of the largest Heavy REE (HREE) deposits in North America
- High levels of Dy, Tb, Y, Ga, Gd, Hf, and other Heavies
- Engineering feasibility work on an accelerated timetable

Technical Development

- Carester – 7,000 tpa processing capacity under development in Lacq, France
- Processing circuit under development specifically for MREC produced from Round Top
- Key midstream process to supply LCM operation

Operating

- One of the few commercial scale REE metal producers in the Western hemisphere
- 30 years of operating history
- +2,500 tpa metal making and strip casting capacity
- Plans for additional 26,000 tpa strip casting capacity in the next decade

Operating

- 600 tpa Line 1a commissioned
- 1,200 tpa planned capacity by Q1 2027
- 10,000 tpa planned capacity by 2029
- Capabilities across macro and micro magnets in various grades

1. Two-stage process: (i) Processing stage to extract rare earth and other critical elements; and (ii) Separation stage to isolate HREEs into individual Rare Earth Oxides (REOs)

© 2026 USA Rare Earth. All rights reserved.
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